Statement of Additional Information (SAI) Supplement

American Century California Tax-Free and Municipal Funds (SAI dated January 1, 2013)
American Century Growth Funds, Inc. (SAI dated December 1, 2012)
American Century Municipal Trust (SAI dated October 1, 2012)
American Century Quantitative Equity Funds, Inc. (SAI dated November 1, 2012)

Supplement dated July 31, 2013

The following replaces the section, Waiver of Minimum Initial Investment Amounts — Institutional Class in the Buying and Selling Fund Shares appendix of the SAI.

Waiver of Minimum Initial Investment Amounts — Institutional Class

A financial intermediary, upon receiving prior approval from American Century Investments, may waive applicable minimum initial investment amounts per shareholder for Institutional Class shares in the following situations:

•
Broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs where the portfolio manager of the program acts on behalf of the shareholder through omnibus accounts;

•
Trust companies and bank wealth management organizations purchasing shares in a fiduciary, discretionary trustee or advisory account on behalf of the shareholder, through omnibus accounts or nominee name accounts;

•
Financial intermediaries with clients of a registered investment advisor (RIA) purchasing fund shares in fee based advisory accounts with a $100,000 initial minimum per client or $250,000 aggregated initial investment across multiple clients, where the RIA is purchasing shares through certain broker-dealers through omnibus accounts;

•	Qualified Tuition Programs under Section 529 that have entered into an agreement with the distributor; and
•	Certain other situations deemed appropriate by American Century Investments.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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